Citi's 2015 Global Property CEO Conference

March 2-4, 2015



RELIABLE. ANSWERS.

DukeREALTY

Contents



Strategy for Increasing Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems
- Office – Continue to prune assets



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Grow earnings (FFO) and cash flow (AFFO)

- Maintain occupancy at historic peak levels
- Improved rent growth through rental rate increases and annual escalations
- Continued focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land

Continue to improve overall leverage profile

- Fund development with dispositions
- Balance debt maturities and reduce weighted average borrowing costs
- Reduce leverage to approximate BBB+ levels

Announced Agreement To Sell $1.1 Billion Suburban Office Portfolio

January 28, 2015









RELIABLE. ANSWERS.

Duke REALTY

Transaction Description

- $1.12 Billion Sales Price ($1.1 Billion for buildings at $160 per square foot and $17 million for land)

- All wholly owned suburban office assets in Nashville, Raleigh, South Florida and St. Louis totaling 6.9 million square feet
  - 61 in-service properties
  - 1 property currently under construction in Raleigh which will close upon completion in late 2015
  - 57 acres of undeveloped land in Raleigh and South Florida

- Closing expected on or about April 1, 2015 (except for the one property under construction, which is expected to close in the fourth quarter of 2015)

- $200 million of seller financing provided
  - Interest rate of Libor + 1.5%
  - December 31, 2016 maturity date; pre-payable beginning January 1, 2016
  - Collateralized by a portion of the properties

- Necessity of a 2015 special dividend will depend on the level, mix and timing of other dispositions during the year

Suburban Office Portfolio Sale

Geographic Footprint



St. Louis (15)
Raleigh (23)
Nashville (14)
South Florida (9)

- 61[1] In-Service assets totaling 6.7 million square feet
- 91.6% leased
- 1 Under Construction asset totaling 192,000 square feet
- 57 acres of undeveloped land

(1)Building count by market on map in parenthesis.

Representative Asset Snapshots


520 Maryville
St. Louis, Missouri


3300 Pointe 70
St. Louis, Missouri


Riverport Tower
St. Louis, Missouri


100 Regency Forest
Raleigh, North Carolina


Perimeter III
Raleigh, North Carolina


5151 McCrimmon
Raleigh, North Carolina


Sawgrass Pointe I
South Florida


Creekside Crossing IV
Nashville, Tennessee


Aspen Grove Bus. Ctr. I
Nashville, Tennessee

Suburban Office Portfolio Sale Analysis

Total Square Feet	6.9 million
# of Properties	62
Average Building Size	110,000
Average Tenant Size	17,000
Average Age - Years	15
Average Lease Term - Years	4.4
Lease-up Occupancy at 12/31/14	91.6%
Fourth quarter 2014 annualized NOI	$ 77.4 million
Full year 2014 NOI	$ 71.8 million
Full year 2014 Capex	$ 15 million
Sales price allocable to in-service properties (1)	$ 1.07 billion
Price per square foot	$ 160

Note: Remainder of the total $1.12 billion sales price is allocable to the one property currently under construction and the 57 acres of undeveloped land

Suburban Office Portfolio Sale – Anticipated Use of Proceeds

Transaction generates $1.12 billion of capital to redeploy:

Seller financing provided[(1)]	$ 200 Million
Pay off line of credit[(2)]	$100 to $ 130 Million
Debt repayments[(3)]	$ 500 to $ 700 Million
Subtotal	$ 800 Million to $1.03 Billion
Excess cash for future investments	$ 320 to $ 90 Million
Total Proceeds	$1.12 Billion

(1) Interest rate of Libor + 1.5%
(2) Interest rate of LOC is Libor + 1.05%
(3) Expect to launch tender offer for outstanding unsecured debt and possible early repayments of secured debt. Total includes estimated prepayment penalties. Average interest rate of debt considered for early repayment approximates 5.5% to 6.5%

Suburban Office Portfolio Sale – Effect on Earnings

- 2015 expected earnings effect of portfolio sale is incorporated into guidance issued by the company as follows:
  - 2015 Core FFO per share: $1.12 to $1.20 (compared to $1.18 in 2014)
  - 2015 AFFO per share: $0.96 to $1.04 (compared to $0.96 in 2014)
- Dilutive effect on 2015 estimated to be $0.07 to $0.09 on Core FFO per share and $0.01 to $0.03 on AFFO per share

Office Sale Summary

- Consistent with our long term asset strategy of decreasing our investment in suburban office assets – office NOI reduced from 22% to 12% of total NOI
- Capture arbitrage between public and private valuations
- Redeploy proceeds into deleveraging and bulk industrial and medical office development in accordance with long-term strategy
- Substantial improvement in leverage metrics expected by year end 2015:
  - Debt to gross assets in low 40% range
  - Fixed charge coverage near 3.0x
  - Debt to EBITDA 6.5x or lower
- Provides a clean exit of four office markets with no legacy assets to manage
- Maintain current quarterly dividend level




ART
WAL-MART
walmart.com
53'

ASSET STRATEGY

Superior Asset Quality

- Highest quality portfolio of large, modern bulk industrial assets in key distribution markets
- Best in class MOB development platform and portfolio, with newest properties and highest hospital system credit
- Suburban office portfolio projected to be less than 10% by year end
  - Post $1.1 billion office sale closing in Q2, remaining wholly-owned located primarily in Indianapolis and Cincinnati, with certain Cincinnati assets currently being marketed
- Built-in annual rent escalations fueling same property growth


1009

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio

Building Size Breakdown



<100K SF: 7%
9 Million Total SF
>500K SF: 40%
45 Million Total SF
61 Million Total SF
100K-500K SF: 53%

Average Tenant Size
(in square feet)



24K
90K
468K
<100K SF
100K-500K SF
>500K SF
I---------------Building Size-------------I

Occupancy



94.4%
94.7%
98.7%
<100K SF
100K-500K SF
>500K SF
I------------Building Size-----------I

Note: All figures represent in-service population at pro rata ownership share

Total Industrial Portfolio – Peer Comparison



U.S. Industrial Exposure
(in millions of square feet)
< 100K SF
100K-500K SF
> 500K SF
263
45
154
64
PLD
115
9
61
45
DRE
79
15
41
23
LPT
65
9
39
17
DCT
63
19
31
14
FR
40
2
31
6
STAG
33
18
15
1
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q4 supplemental reports. Building count by size allocations per CoStar database.



Average Building Size
(000's square feet)
78
EGP
98
FR
156
LPT
158
DCT
163
PLD
227
STAG
261
DRE

Source: Estimates based on domestic, industrial-only facilities per Q4 2014 company supplementals. (LPT per CoStar Sep 2014). No adjustment for partial property ownership interests.



Average Building Age
(in years)
DRE 11
LPT 14
DCT 18
PLD 19
EGP 20
FR 24
STAG 27

Source: Per CoStar database based on wtd avg RBA, bulk and flex categories, December 2014. DRE per internal records. No adjustment for partial property ownership interests.

Industrial Portfolio Transformation

Industrial Geographic Concentration



Seattle
Northern California
Southern California
Phoenix
Minneapolis-St. Paul
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida

Note: Does not account for DRE "Other" markets. Basis at owner share in investment $ dollars basis



2014 Q4 Concentration
< $100MM
$100MM – $150MM
$150MM – $200MM
$200MM – $300MM
$300MM – $450MM
> $450MM

- Increased the size of industrial portfolio by $2.75B since Q4 2009.
- Improved the quality and number of regions.
- Tier 1 market NOI:

Chicago	10.2%
Dallas	8.6
South Florida	6.9
Atlanta	6.3
Pennsylvania	3.3
So. Cal.	2.7
New Jersey	1.5
	39.5%

Big Box : Strong Rent Growth and E-Commerce Trends

Strong Market Rent Growth Momentum



Rent Index (11Q2=100)
114
112
110
108
106
104
102
100
98
11Q2
11Q4
12Q2
12Q4
13Q2
13Q4
14Q2
14Q4
15Q2
15Q4
Duke markets Big Box
Duke markets all sizes & CoStar Forecast
Duke markets Small Box

- Market rent growth continues to accelerate. Projections are 2.7% average annual growth through 2018
- Big box continues to outperform
- Duke Realty actual net effective rent growth for industrial trending up: +9.7% for Full Year (+13.0% Q4)

E-Commerce Sales Growth Very Strong



Annual Sales Growth
35%
25%
15%
5%
(5%)
02
03
04
05
06
07
08
09
10
11
12
13
14
E-commerce sales growth
Overall retail sales growth

- E-commerce sales growth currently growing at a double digit rate over conventional retail
- E-commerce currently 9% of all retail sales, expected to trend towards 20% by 2020
- Duke Realty a leading national facility operator/developer to major users of modern bulk industrial space

As of February 2015. E-commerce and retail sales figures are 4Q rolling avg, total retail ex-autos, gas and fuel per CoStar; Duke Realty markets are 22 of CoStar54. Industrial categories are "Logistics" properties only, 1990 or newer; Big Box 100K SF+; Small Box <100K SF


800
CLINIC

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging over 12 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	71	7	78
Investment $	$1.4 B	$151 M	$1.5 B
Square Feet	5.8 M	395 K	6.2 M
Leased Occupancy	94%	95%	94%

As of 12/31/14



MOB Off-Campus 2%
MOB Aligned w/ Health System 20%
MOB On-Campus 78%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Veterans Administration	Aaa	224,000	3.6%
Health & Hospital Corp Marion County	Aa1	274,000	4.4%
Ascension Health	Aa2	384,000	6.2%
Baylor Scott & White	Aa3	1,098,000	17.7%
Catholic Health Initiatives	A1	322,000	5.2%
Carolinas Health	Aa3	190,000	3.1%
Adventist Health	Aa2	213,000	3.4%

Overall 54% of space leased to "A" or better rated tenants

Lease Expirations
(% of MOB In-Service square feet)


1%
3%
3%
7%
5%
7%
4%
2015
2016
2017
2018
2019
2020
2021
As of 12/31/14

Best in Class Medical Office Platform

Peer Comparison

Bold = *#1 in operating metric*

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	78	247	215	198	299	292
Square Feet (in MM's)	6.2	15.9	15.2	14.2	14.8	16.5
Total Investment (in $MM's)	$1,508	$3,980	$3,023	$3,236	$3,372	$3,616
Operating Statistics						
Average Age [1]	**6 yrs**	12 yrs	21 yrs	--	11 yrs	16 yrs
Square Feet / Property	**78k SF**	64k SF	71k SF	72k SF	50k SF	57k SF
Est'd Annualized NOI $ / SF	**$18.7**	$18.4	$15.8	$16.8	$17.4	$17.4
In-Service Occupancy	94.3%	**94.4%**	90.8%	86.4%	92.0%	91.7%
Same Prop NOI Growth	**5.3%**	2.5%	2.0%	1.6%	3.3%	4.4%
% of MOB's On-Campus / Aligned [2]	**97.6%**	94.0%	94.3%	89.6%	96.0%	96%

Sources: Company supplemental reports as of Q4 2014. Same-property NOI on a TTM basis.

Notes

1) Average age per disclosure or weighted on average investment basis per latest 10K filing
2) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest.




2014 DISPOSITIONS SUMMARY

2014 Dispositions Results

Dispositions strategically re-deployed into accretive development projects and balance sheet de-levering

Product Type	# of Bldgs	Avg Age	Avg Size (in 000's Sq Ft)	Avg Clear Height (in feet)	Proceeds (in $000's)	In-Place Cap Rate(1)	Economic Cap Rate(2)	Occupancy at Sale Date(3)
Industrial	27	18	144	21	$78,200	5.1%	5.4%	64%
Office	22	14	171	n/a	533,800	7.1	5.2	89%
Retail	1	5	382	n/a	66,300	6.9	4.1	89%
MOB	2	7	90	n/a	57,400	6.4	6.4	100%
Totals / Wtd Avg					**$735,700**	**6.8%**	**5.2%**	**80%**

(1) In-place NOI calculated as annualized net operating income from space leased to tenants at the date of sale on a lease-up basis, divided by sales proceeds
(2) TTM NOI less TTM TI's, LC's and Maintenance Capex
(3) Three dispositions in 2014 were vacant buildings. These buildings totaled 671,000 square feet (at ownership share) and generated proceeds of $25 million (at ownership share). There were 49 other buildings sold in 2014 that totaled 4.35 million square feet (at ownership share). These buildings were 92% occupied and generated proceeds of $711 million (at ownership share).



ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- 40 years of experience in development
- Land held for development is located in strategic locations that can support approximately 36 million square feet of development (96% bulk industrial, joint ventures at owner share)
- Strategic relationships with national customers, with 81% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

10 Year Track Record	Project Count	Investment ($ millions)	Yield[1]	Estimated Value Creation at Market Cap Rates[2]	Estimated Profit Margin
2004 – Q4 2014	270	$5,024	8.2%	$925 million	18%
Dec 31 Pipeline	23	498	7.4%	$100 million	20%
Total	293	$5,522	8.1%	$1,025 million	19%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, sources include CBRE and internal records

Scalable Development Platform - Proven through Cycles



Development Starts
(in $ millions)
Office
Medical
Industrial
$373M Total
101
188
84
$236M Total
220
16
$130M Total
56
74
$202M Total
63
120
19
$520M Total
23
194
302
$666M Total
114
179
372
$563M Total
77
112
374
2008
2009
2010
2011
2012
2013
2014

- Medical office development was significant even during recession
- 2013 and 2014 development starts expected to generate approximately $231 million of value creation with a 21% profit margin

Successful Execution of Speculative Developments

Post-Recession Speculative Development Projects Now In-Service

Product Type	# of Projects	Value ($MM)	Occupancy at start date	December 31, 2014 Occupancy
Industrial	7	$163	6%	62%(1)
Office	3	102	39%	88%
MOB	8	102	47%	87%
Totals	**18**	**$367**	**17%**	**70%(1)**

→ Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by December 31, 2014

(1) Three industrial facilities were delivered in Q4 2014 that were 0% leased. Excluding these 3 facilities, industrial current occupancy is **100%** and total occupancy is **95%**.

Strong Relative Development Pipeline to Drive Value



Total US Pipeline Size
(in $ millions)
$868
$660
$498
$307
$79
$61
PLD
LPT
DRE
DCT
FR
EGP



Pre-lease %
48%
50%
58%
16%
44%
4%
PLD
LPT
DRE
DCT
FR
EGP

Note: Pipeline size and pre-lease % only include domestic projects under development and exclude pre-stabilized in-service developments; however, pre-lease % for PLD includes pre-stabilized developments already placed in-service due to no break-out in supplemental. Source: Q4 2014 company supplementals

2014 Select Industrial Development Starts



Minneapolis Industrial
- Two Build to suits on Duke Realty land
- 486,000 & 150,000 SF
- Both 100% pre-leased for terms of 15 & 7 years respectively



Chicago Industrial
- One BTS for Weber Grill and one speculative project on Duke Realty land
- 757,000 and 324,000 SF



Indianapolis Industrial
- Speculative project on JV owned land in Airport submarket
- 936,000 SF



Columbus Industrial
- Two build-to-suits on Duke Realty land for BonTon and American Showa
- 744,000 SF and 305,000 SF
- 100% pre-leased; 10+ year lease terms



Dallas Industrial
- New development on Duke Realty land near DFW
- 270,000 SF
- 47% pre-leased for 7+ year lease term



New Jersey Industrial
- Two speculative developments on Duke Realty land near Newark airport
- 494,000 SF and 144,000 SF



Southern California Industrial
- Speculative development in the Inland Empire
- 783,000 SF



Houston Industrial
- Two speculative developments on Duke Realty land at Gateway Northwest
- 358,000 SF and 115,000 SF



Atlanta Industrial
- Build to suit expansion on Duke Realty land for Dick's Sporting Goods
- 257,000 total SF
- 11+ year lease term; 100% pre-leased



Houston Industrial
- Build to suit adjacent to existing Duke Realty properties near port of Houston
- 243,000 SF
- 10 year lease term; 100% pre-leased

2014 Select Healthcare Development Starts



St. Vincent's Women's MOB
- Carmel, IN
- 86,000 SF
- 85% pre-leased



Centerre Rehabilitation
- Cleveland, OH
- 55,000 SF
- 100% pre-leased



Palisades Healthcare
- North Bergen, NJ
- 57,000 SF
- 87% pre-leased



Emerus SCL Health
- Denver, CO
- Two 37K SF MOBs
- 100% pre-leased



Bethesda Hospital
- Cincinnati, OH
- 54,000 SF
- 100% pre-leased



Tri Health Rehabilitation
- Cincinnati, OH
- 69,000 SF
- 100% pre-leased


01
02
CROWN

OPERATING STRATEGY

Operational Success and Future Growth Opportunities

- Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and strong annual growth in AFFO per share (**6% CAGR**)
- Proven same property NOI outperformance, well positioned for continuing same property growth through (a) occupancy upside, (b) embedded rent escalations, and (c) improving rental rate growth (8.8% 2014 growth on renewals)
- Ability to push industrial rents because of occupancy and asset quality
- 2015 AFFO payout ratio range 65% to 71%, and current AFFO multiple of approximately 21x at the low end of sector and well positioned for continued growth
- Continue to take advantage of low cap rate environment by further pruning of portfolio to fund development and de-lever

Improving Operating Performance

Strong Cash Flow Growth and Payout Ratio



$'s per share
1.02
0.88
0.74
90%
79%
68%
89%
87%
82%
76%
71%
68%
$0.76
$0.78
$0.82
$0.90
$0.96
$1.00
2010
2011
2012
2013
2014
2015E
AFFO/Share
AFFO Payout Ratio

Steady Same Property NOI Growth



+0.9%
+3.2%
+2.5%
+3.7%
+4.4%
2010
2011
2012
2013
2014

Note: On a TTM Basis

Peer AFFO Payout Ratio Analysis



Average: 82%
68%
59%
81%
82%
83%
89%
95%
DRE
FR
EGP
PLD
DCT
STAG
LPT

Source: Average of SNL & FactSet 2015 consensus, FR & PKY per Stifel 2/20. DRE at guidance mid-point

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)



Portfolio
Industrial Only
-4.8%
-4.7%
-0.9%
-3.4%
1.5%
1.8%
3.1%
4.3%
8.8%
9.7%
2010
2011
2012
2013
2014


amazon

CAPITAL STRATEGY

Balance Sheet Quality

- Continue to delever through assets sales to fund highly pre-leased development pipeline
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $1.2 billion LOC with little to no borrowings and low near-term maturities
- Rated Baa2 by Moody's and BBB by S&P
- Metrics by year-end 2015 expected to approximate BBB+ levels

Key Capital Metrics

	2013 Actual	2014 Actual	Q4 2015 Forecast[3]
Debt to Gross Assets	46%	47%	**Low 40% range**
Fixed Charge Coverage Ratio	2.1:1[1]	2.4:1[1]	**Near 3.0x**
Debt /EBITDA	7.7[1]	6.9[2]	**< 6.5x**

(1) TTM
(2) Most recent quarter annualized
(3) Assumes closing of the Starwood office sale transaction

- Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
- Commitment to improved leverage profile

Balanced Debt Maturities



($ in millions)
Only 31% of debt matures over the next three years
$153*
$538
$656
$ 351
$ 896
$1,756
2015
2016
2017
2018
2019
Thereafter
Weighted Avg Interest Rate
4.78%
6.10%
5.87%
5.53%
5.22%
4.53%
JV Debt
Secured Debt
Unsecured Debt

* *Reflects projected March 31, 2015 debt balances including approximately $300 million of debt payoffs from expected near term disposition proceeds.*

Solid Credit Ratings Relative to Peers

	High BBB	Mid BBB	Low BBB	Non-Investment Grade
PLD	Moody's, S&P			
LPT	Moody's	S&P		
DRE		**Moody's, S&P**		
EGP		Moody's, Fitch		
HIW		Moody's, S&P		
DCT		Moody's	S&P	
FR			Moody's, S&P	
PKY			Moody's, S&P	

WHY DUKE REALTY

2015 Range of Estimates

Metrics	2014 Actual	Range of Estimates: Pessimistic	Range of Estimates: Optimistic	Key Assumptions
Core FFO per share	$1.18	$1.12	$1.20	- Continued improvement in operating fundamentals - Accretive development projects placed in-service - Near term dilution from suburban office portfolio sale
Core AFFO per Share	$0.96	$0.96	$1.04	- Continued benefits from asset repositioning strategy - Minimal near term dilution from suburban office portfolio sale
Average Occupancy (in-service)	94.8%	94.5%	95.5%	- Positive momentum continued, although slower pace - Expirations only 8% of portfolio
Same Property NOI Growth	4.4%	2.0%	4.0%	- Occupancy growth slowing - Improved rental rate growth assumptions
Building Acquisitions (Duke Realty share)	$131	$75	$150	- Aggressive pricing for high quality industrial facilities limiting opportunities
Building Dispositions (Duke Realty share)	$736	$1,500	$1,800	- $1.1 billion suburban office portfolio sale announced January 29th - Continue to downsize remaining office and prune industrial
Land Sale Proceeds - gross	$37	$50	$80	- Selling identified non-strategic parcels - Solid demand
Development Starts (JV's at 100%)	$563	$400	$500	- Comprised of industrial and medical office build-to-suits - Monitor markets for speculative industrial opportunities
Service Operations Income	$24	$15	$20	- Lower volume due to focus on owned development
General & Administrative Expense	$49	$50	$45	- Stable overhead levels

Note: These estimates incorporate the effects of the suburban office portfolio sale that was announced on January 28, 2015

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

**ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013 and 2014, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 87th percentile on average 2010 -2014.*

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.